UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 1, 2023
Federal Home Loan Bank of Topeka
__________________________________________
(Exact name of registrant as specified in its charter)

Federally chartered corporation of the United States	000-52004	48-0561319
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
500 SW Wanamaker Road, Topeka, KS		66606
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 785.233.0507

Not Applicable
___________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2023, the Federal Housing Finance Agency (Finance Agency) informed Federal Home Loan Bank of Topeka (FHLBank) of its non-objection to FHLBank’s 2023 Incentive Plan Targets, Goal Metrics, Metric Performance Ranges, and Metric Weights (the Target Document) adopted by the board of directors of FHLBank (Board) on January 26, 2023.

Annually, the Board is responsible for establishing performance measures by approving a Target Document for the operation of FHLBank’s Executive Incentive Compensation Plan (EICP) for the applicable fiscal year and covers the 2023 “Base Performance Period” (January 1, 2023 through December 31, 2023). The Target Document defines three achievement levels for each Performance Measure: Threshold, Target, and Optimum. Performance between Threshold-Target and Target-Optimum is calculated by linear interpolation. Eligibility in the EICP is limited to a select group of key management or other highly-compensated employees, including FHLBank’s Named Executive Officers.

The Target Document establishes metrics for the Base Performance Period, which are measured by the results achieved by FHLBank in attaining specified performance levels in the following six areas and are weighted as follows:

Objective	Weight
1. Return on Equity Spread to Secured Overnight Financing Rate	40%
2. Advance Penetration Spread	10%
3. Diversity, Equity and Inclusion Education & Culture	5%
4. Diversity, Equity and Inclusion Business Practice Outcome Measures	5%
5. Risk Management - Market, Credit, Liquidity	20%
6. Risk Management - Compliance, Business, Operations	20%
Total	100%

FHLBank must also maintain a daily average Total Regulatory Capital of 4.75 percent for 2023. If FHLBank’s daily average Total Capital is below 4.75 percent for 2023, the Total Base Opportunity will be adjusted downward.

Total awards payable under the Target Document are not determinable at this time.

For additional information about FHLBank’s EICP, see FHLBank’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 21, 2022.

The foregoing description of the Target Document is qualified in its entirety by reference to the Target Document attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index	Exhibit Description
10.1	Incentive Compensation Plan Targets, dated January 26, 2023.
104	Cover Page Interactive Data File embedded within the Inline XBRL document.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

03/07/2023	By: /s/ Carl M. Koupal, III
Date	Name: Carl M. Koupal, III
Title: Senior Vice President, Chief Legal and Ethics Officer, Corporate Secretary